                             SERVICER'S CERTIFICATE                                                                           page 1
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-1 Owner Trust
                          12/1/2005 through 12/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
    (A) Total Portfolio Balance                                                                             $1,582,514,648.12
    (B) Total Securities Balance                                                                            $1,582,514,648.12
    (C) Class A-1 Notes
        (i)   Class A-1 Notes Balance                                                                         $347,000,000.00
        (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                      21.93%
        (iii) Class A-1 Notes Rate                                                                                   1.13875%
        (iv)  Class A-1 Notes Accrual Basis                                                                        Actual/360
    (D) Class A-2 Notes
        (i)   Class A-2 Notes Balance                                                                         $456,000,000.00
        (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                      28.81%
        (iii) Class A-2 Notes Rate                                                                                     1.680%
        (iv)  Class A-2 Notes Accrual Basis                                                                            30/360
    (E) Class A-3 Notes
        (i)   Class A-3 Notes Balance                                                                         $431,000,000.00
        (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                      27.24%
        (iii) Class A-3 Notes Rate                                                                                     2.400%
        (iv)  Class A-3 Notes Accrual Basis                                                                            30/360
    (F) Class A-4 Notes
        (i)   Class A-4 Notes Balance                                                                         $301,000,000.00
        (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                      19.02%
        (iii) Class A-4 Notes Rate                                                                                     3.060%
        (iv)  Class A-4 Notes Accrual Basis                                                                            30/360
    (G) Certificates
        (i)   Certificates Balance                                                                             $47,514,648.12
        (ii)  Certificates Percentage (G(i)/B)                                                                          3.00%
        (iii) Certificates Rate                                                                                        3.060%
        (iv)  Certificates Accrual Basis                                                                               30/360
    (H) Servicing Fee Rate                                                                                              1.00%
    (I) Portfolio Summary
        (i)   Weighted Average Coupon (WAC)                                                                             3.87%
        (ii)  Weighted Average Original Maturity (WAOM)                                                                 58.45 months
        (iii) Weighted Average Remaining Maturity (WAM)                                                                 51.27 months
        (iv)  Number of Receivables                                                                                   102,798
    (J) Reserve Fund
        (i)   Reserve Account Initial Deposit Percentage                                                                0.50%
        (ii)  Reserve Account Initial Deposit                                                                   $7,912,573.24
        (iii) Specified Reserve Account Percentage                                                                      0.75%
        (iv)  Specified Reserve Account Balance                                                                $11,868,859.86

    (K) Yield Supplement Account Deposit                                                                       $17,047,156.12

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
    (A) Total Portfolio Balance                                                                               $740,669,787.45
    (B) Total Securities Balance                                                                              $740,669,787.45
    (C) Cumulative Note and Certificate Pool Factor                                                                 0.4680334
    (D) Class A-1 Notes
        (i)   Class A-1 Notes Balance                                                                                   $0.00
        (ii)  Class A-1 Notes Pool Factor                                                                           0.0000000
        (iii) Class A-1 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-1 Notes Principal Carryover Shortfall                                                             $0.00
    (E) Class A-2 Notes
        (i)   Class A-2 Notes Balance                                                                                   $0.00
        (ii)  Class A-2 Notes Pool Factor                                                                           0.0000000
        (iii) Class A-2 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-2 Notes Principal Carryover Shortfall                                                             $0.00
    (F) Class A-3 Notes
        (i)   Class A-3 Notes Balance                                                                         $410,805,429.23
        (ii)  Class A-3 Notes Pool Factor                                                                           0.9531448
        (iii) Class A-3 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-3 Notes Principal Carryover Shortfall                                                             $0.00
    (G) Class A-4 Notes
        (i)   Class A-4 Notes Balance                                                                         $301,000,000.00
        (ii)  Class A-4 Notes Pool Factor                                                                           1.0000000
        (iii) Class A-4 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-4 Notes Principal Carryover Shortfall                                                             $0.00
    (H) Certificates
        (i)   Certificates Balance                                                                             $28,864,358.22
        (ii)  Certificates Pool Factor                                                                              0.6074834
        (iii) Certificates Interest Carryover Shortfall                                                                 $0.00
        (iv)  Certificates Principal Carryover Shortfall                                                                $0.00
    (I) Servicing Fee
        (i)   Servicing Fee Shortfall                                                                                   $0.00
    (J) End of Prior Month Account Balances
        (i)   Reserve Account                                                                                  $11,868,859.86
        (ii)  Yield Supplement Account                                                                          $5,254,973.41
        (iii) Payahead Account                                                                                          $0.00
        (iv) Advances Outstanding                                                                                 $289,947.07
    (K) Portfolio Summary as of End of Prior Month
        (i)   Weighted Average Coupon (WAC)                                                                             3.73%
        (ii)  Weighted Average Remaining Maturity (WAM)                                                                 32.36 months
        (iii) Number of Receivables                                                                                    74,227
    (L) Note and Certificate Principal Distribution Percentages
        (i)   Note Percentage                                                                                          96.15%
        (ii)  Certificate Percentage                                                                                    3.85%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------

                             SERVICER'S CERTIFICATE                                                                           page 2
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-1 Owner Trust
                          12/1/2005 through 12/31/2005

   (A) Precomputed Contracts Principal
       (i)   Scheduled Principal Collections                                                                            $0.00
       (ii)  Prepayments in Full                                                                                        $0.00
       (iii) Prepaymentss in Full due to Repurchases                                                                    $0.00
   (B) Precomputed Contracts Collections                                                                                $0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                           $0.00
   (D) Simple Interest Receivables Principal
       (i)   Principal Collections                                                                             $23,231,700.01
       (ii)  Prepayments in Full                                                                                $9,861,373.70
       (iii) Repurchased Receivables Related to Principal                                                               $0.00
   (E) Simple Interest Receivables Interest
       (i)   Simple Interest Collections                                                                        $2,265,999.05
   (F) Payment Advance for Precomputes
       (i)   Reimbursement of Previous Advances                                                                         $0.00
       (ii)  Current Advance Amount                                                                                     $0.00
   (G) Interest Advance for simple Interest - Net                                                                   $5,667.16
   (H) Payahead Account
       (i)   Payments Applied                                                                                           $0.00
       (ii)  Additional Payaheads                                                                                       $0.00
   (I) Portfolio Summary as of End of Month
       (i)   Weighted Average Coupon (WAC)                                                                              3.72%
       (ii)  Weighted Average Remaining Maturity (WAM)                                                                  31.42 months
       (iii) Remaining Number of Receivables                                                                           72,957

   (J) Delinquent Receivables                                               # Units                Dollar  Amount
                                                                     ---------------------   -------------------------
       (i)   31-60 Days Delinquent                                     2,540       3.48%      $25,580,795.40    3.62%
       (ii)  61-90 Days Delinquent                                       492       0.67%       $5,421,400.07    0.77%
       (iii) 91 Days or More Delinquent                                  165       0.23%       $1,889,068.26    0.27%
   (K) Vehicles Repossessed During Collection Period                      42       0.06%         $514,026.59    0.07%
   (L) Total Repossessed Vehicles in Inventory                            67       0.09%         $822,862.99    0.12%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
    (A) Collection Account Investment Income                                                                            $0.00
    (B) Reserve Account Investment Income                                                                          $40,021.92
    (C) Yield Supplement Account Investment Income                                                                 $18,542.45
    (D) Trust Fees Expense                                                                                              $0.00
    (E) Aggregate Net Losses for Collection Period                                                                 302,649.55
    (F) Liquidated Receivables Information
        (i)   Gross Principal Balance on Liquidated Receivables                                                    753,388.27
        (ii)  Liquidation Proceeds                                                                                 247,050.72
        (iii) Recoveries from Prior Month Charge Offs                                                              203,688.00
    (G) Days in Accrual Period                                                                                             33
    (H) Deal age                                                                                                           21

                             MONTHLY COLLECTIONS
                             -------------------

V. INTEREST COLLECTIONS
-----------------------
    (A) Total Interest Collections  (III(C)+E(i)-F(i)+F(ii)+G)                                                  $2,271,666.21

VI. PRINCIPAL COLLECTIONS
-------------------------
    (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                             $33,093,073.71
    (B) Liquidation Proceeds  (IV(F(i)))                                                                           247,050.72
    (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                             0.00
    (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                        203,688.00
                                                                                                           ------------------
    (E) Total Principal Collections   (A+B+C+D)                                                                $33,543,812.43

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                    $35,815,478.64
-----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                    $396,260.39
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                          $36,211,739.03
-------------------------------------

                              MONTHLY DISTRIBUTIONS
                              ---------------------

X. FEE DISTRIBUTIONS
--------------------
    (A) Servicing Fee
        (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                      $617,224.82
        (ii)  Servicing Fee Paid                                                                                   617,224.82
                                                                                                           ------------------
        (iii) Servicing Fee Shortfall                                                                                   $0.00
    (B) Reserve Account Investment Income (IV(B))                                                                  $40,021.92
    (C) Yield Supplement Account Investment Income  (IV(C))                                                             $0.00
    (D) Trust Fees Expense (IV(D))                                                                                      $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
    (A) Interest
        (i)   Class A-1 Notes
              (a)  Class A-1 Notes Interest Due                                                                         $0.00
              (b)  Class A-1 Notes Interest Paid                                                                         0.00
                                                                                                           ------------------
              (c)  Class A-1 Notes Interest Shortfall                                                                   $0.00
        (ii)  Class A-2 Notes
              (a)  Class A-2 Notes Interest Due                                                                         $0.00
              (b)  Class A-2 Notes Interest Paid                                                                         0.00
                                                                                                           ------------------
              (c)  Class A-2 Notes Interest Shortfall                                                                   $0.00
        (iii) Class A-3 Notes
              (a)  Class A-3 Notes Interest Due                                                                   $821,610.86
              (b)  Class A-3 Notes Interest Paid                                                                   821,610.86
                                                                                                           ------------------
              (c)  Class A-3 Notes Interest Shortfall                                                                   $0.00
        (iv)  Class A-4 Notes

                             SERVICER'S CERTIFICATE                                                                           page 3
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-1 Owner Trust
                          12/1/2005 through 12/31/2005

              (a)  Class A-4 Notes Interest Due                                                                   $767,550.00
              (b)  Class A-4 Notes Interest Paid                                                                   767,550.00
                                                                                                           ------------------
              (c)  Class A-4 Notes Interest Shortfall                                                                   $0.00
        (v)   Total Note Interest
              (a)  Total Note Interest Due                                                                      $1,589,160.86
              (b)  Total Note Interest Paid                                                                      1,589,160.86
                                                                                                           ------------------
              (c)  Total Note Interest Shortfall                                                                        $0.00
              (d)  Reserve Account Withdrawal for Note Interest                                                         $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                       $34,005,353.35
    (B) Principal
        (i)   Noteholders' Principal Distribution Amounts                                                      $32,543,373.19
        (ii)  Class A-1 Notes Principal
              (a)  Class A-1 Notes Principal Due                                                                        $0.00
              (b)  Class A-1 Notes Principal Paid                                                                        0.00
                                                                                                           ------------------
              (c)  Class A-1 Notes Principal Shortfall                                                                  $0.00
              (d)  Reserve Account Withdrawal                                                                           $0.00
        (iii) Class A-2 Notes Principal
              (a)  Class A-2 Notes Principal Due                                                                        $0.00
              (b)  Class A-2 Notes Principal Paid                                                                        0.00
                                                                                                           ------------------
              (c)  Class A-2 Notes Principal Shortfall                                                                  $0.00
              (d)  Reserve Account Withdrawal                                                                           $0.00
        (iv)  Class A-3 Notes Principal
              (a)  Class A-3 Notes Principal Due                                                               $32,543,373.19
              (b)  Class A-3 Notes Principal Paid                                                               32,543,373.19
                                                                                                           ------------------
              (c)  Class A-3 Notes Principal Shortfall                                                                  $0.00
              (d)  Reserve Account Withdrawal                                                                           $0.00
        (v)   Class A-4 Notes Principal
              (a)  Class A-4 Notes Principal Due                                                                        $0.00
              (b)  Class A-4 Notes Principal Paid                                                                        0.00
                                                                                                           ------------------
              (c)  Class A-4 Notes Principal Shortfall                                                                  $0.00
              (d)  Reserve Account Withdrawal                                                                           $0.00
        (vi)  Total Notes Principal
              (a)  Total Notes Principal Due                                                                    32,543,373.19
              (b)  Total Notes Principal Paid                                                                   32,543,373.19
                                                                                                           ------------------
              (c)  Total Notes Principal Shortfall                                                                      $0.00
              (d)  Reserve Account Withdrawal                                                                           $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
    Amount available for deposit into reserve account                                                           $1,461,980.16
    Amount deposited into reserve account                                                                                0.00
    Excess Amount Released from Reserve Account                                                                          0.00
                                                                                                           ------------------
    Excess funds available to Certificateholders                                                                 1,461,980.16
                                                                                                           ------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
    (A) Interest
        (i)   Certificate Monthly Interest Due                                                                     $73,604.11
        (ii)  Certificate Interest Shortfall Beginning Balance                                                          $0.00
                                                                                                           ------------------
        (iii) Total Certificate Interest Due                                                                       $73,604.11
        (iv)  Certificate Interest Paid                                                                             73,604.11
                                                                                                           ------------------
        (v)   Certificate Interest Shortfall Ending Balance                                                             $0.00
    (B) Principal
        (i)   Certificate Monthly Principal Due                                                                 $1,303,088.79
        (ii)  Certificate Principal Shortfall Beginning Balance                                                         $0.00
                                                                                                           ------------------
        (iii) Total Certificate Principal Due                                                                   $1,303,088.79
        (iv)  Certificate Principal Paid                                                                         1,303,088.79
                                                                                                           ------------------
        (v)  Certificate Principal Shortfall Ending Balance                                                             $0.00
     (C) Release to Seller                                                                                         $85,287.26

                              DISTRIBUTIONS SUMMARY
                              ---------------------
     (A) Total Collections                                                                                     $36,211,739.03
     (B) Service Fee                                                                                              $617,224.82
     (C) Trustee Fees                                                                                                    0.00
     (D) Class A1 Amount                                                                                                $0.00
     (E) Class A2 Amount                                                                                                $0.00
     (F) Class A3 Amount                                                                                       $33,364,984.05
     (G) Class A4 Amount                                                                                          $767,550.00
     (H) Amount Deposited into Reserve Account                                                                          $0.00
     (I) Certificateholders                                                                                     $1,376,692.90
     (J) Release to seller                                                                                         $85,287.26
     (K) Total amount distributed                                                                              $36,211,739.03
     (L) Amount of Draw from Reserve Account                                                                             0.00
     (M) Excess Amount Released from Reserve Account                                                                     0.00

                         PORTFOLIO AND SECURITY SUMMARY
                         ------------------------------
                                                                            Beginning                               End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                of Period                            of Period
--------------------------------------------                           -------------------                   ------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                               $711,805,429.23                      $679,262,056.04
         (ii)   Note Pool Factor                                               0.4637169                            0.4425160
         (iii)  Class A-1 Notes Balance                                             0.00                                 0.00
         (iv)   Class A-1 Notes Pool Factor                                    0.0000000                            0.0000000
         (v)    Class A-2 Notes Balance                                             0.00                                 0.00
         (vi)   Class A-2 Notes Pool Factor                                    0.0000000                            0.0000000
         (vii)  Class A-3 Notes Balance                                   410,805,429.23                       378,262,056.04
         (viii) Class A-3 Notes Pool Factor                                    0.9531448                            0.8776382
         (ix)   Class A-4 Notes Balance                                   301,000,000.00                       301,000,000.00
         (x)    Class A-4 Notes Pool Factor                                    1.0000000                            1.0000000

                             SERVICER'S CERTIFICATE                                                                           page 4
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-1 Owner Trust
                          12/1/2005 through 12/31/2005

         (xi)   Certificates Balance                                       28,864,358.22                        27,561,269.43
         (xii)  Certificates Pool Factor                                       0.6074834                            0.5800584
         (xiii) Total Principal Balance of Notes and Certificates         740,669,787.45                       706,823,325.47
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                      3.73%                                3.72%
         (ii)   Weighted Average Remaining Maturity (WAM)                          32.36 months                         31.42 months
         (iii)  Remaining Number of Receivables                                   74,227                               72,957
         (iv)   Portfolio Receivable Balance                             $740,669,787.45                      $706,823,325.47
     (C) Outstanding Advance Amount                                          $289,947.07                          $295,614.23
     (D) Outstanding Payahead Balance                                              $0.00                                $0.00

                               SUMMARY OF ACCOUNTS
                               -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                     $11,868,859.86
     (B) Draws                                                                                                           0.00
         (i)   Draw for Servicing Fee                                                                                    0.00
         (ii)  Draw for Interest                                                                                         0.00
         (iii) Draw for Realized Losses                                                                                  0.00
     (C) Excess Interest Deposited into the Reserve Account                                                              0.00
     (D) Reserve Account Balance Prior to Release                                                               11,868,859.86
     (E) Reserve Account Required Amount                                                                        11,868,859.86
     (F) Final Reserve Account Required Amount                                                                  11,868,859.86
     (G) Excess Reserve Account Amount                                                                                   0.00
     (H) Release of Reserve Account Balance to Seller                                                                    0.00
     (I) Ending Reserve Account Balance                                                                         11,868,859.86

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                              5,254,973.41
     (B) Investment Earnings                                                                                        18,542.45
     (C) Investment Earnings Withdraw                                                                                    0.00
     (D) Additional Yield Supplement Amounts                                                                             0.00
     (E) Yield Supplement Deposit Amount                                                                           396,260.39
     (F) Release of Yield Deposit Account Balance to Seller                                                              0.00
                                                                                                           ------------------
     (G) Ending Yield Supplement Account Balance                                                                 4,877,255.47

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i)   Liquidation Proceeds                                                                               $247,050.72
         (ii)  Recoveries on Previously Liquidated Contracts                                                       203,688.00
     (B) Aggregate Net Losses for Collection Period                                                                302,649.55
     (C) Net Loss Rate for Collection Period (annualized)                                                               0.50%
     (D) Cumulative Net Losses for all Periods                                                                   6,701,196.05
     (E) Delinquent Receivables                                        #  Units            Dollar Amount
                                                               --------------------  ----------------------------
         (i)   30-59 Days Delinquent                              2,540      3.48%      $25,580,795.40   3.62%
         (ii)  60-89 Days Delinquent                                492      0.67%       $5,421,400.07   0.77%
         (iii) 90 Days or More Delinquent                           165      0.23%       $1,889,068.26   0.27%

XVIII. REPOSSESSION ACTIVITY                                           #  Units            Dollar Amount
----------------------------                                    --------------------  ---------------------------
     (A) Vehicles Repossessed During Collection Period               42      0.06%         $514,026.59   0.07%
     (B) Total Repossessed Vehicles in Inventory                     67      0.09%         $822,862.99   0.12%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                      0.65%
         (ii)  Preceding Collection Period                                                                             0.68%
         (iii) Current Collection Period                                                                               0.50%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                     0.61%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
         (i)   Second Preceding Collection Period                                                                      0.78%
         (ii)  Preceding Collection Period                                                                             0.91%
         (iii) Current Collection Period                                                                               0.99%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                     0.90%

    (C) Loss and Delinquency Trigger Indicator                                            Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

                     /s/ John Weisickle
                     ---------------------------------------------
                     Mr. John Weisickle
                     Vice President